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                                                                      EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement
No. 33-30328, Registration Statement No. 33-41769 and in Registration Statement No. 33-68896 of Imperial Holly Corporation, each on Form S-8, of our report dated May 30, 1997 appearing in this Annual Report on Form 10-K of Imperial Holly Corporation for the year ended March 31, 1997.



DELOITTE & TOUCHE LLP



Houston, Texas
June 10, 1997